Exhibit 10.4

FOURTH AMENDMENT TO LOAN AGREEMENT

This Fourth Amendment to Loan Agreement (“Fourth Amendment”) is entered into as of January 7, 2024 (“Effective Date”) by and between SemiLEDs Corporation (“Borrower”), and Trung Doan (“Lender”) (the Borrower and the Lender are hereinafter collectively referred to as “Parties”, and individually a “Party”).

WHEREAS, the Parties have entered into that certain Loan Agreement as of January 8, 2019 (“Original Agreement”), and the Amendment to the Loan Agreement dated January 16, 2021 (“Amendment”); the Second Amendment to the Loan Agreement dated January 14, 2022 (“Second Amendment”); and the Third Amendment to the Loan Agreement dated January 13, 2023 (“Third Amendment”) the Maturity Date being January 15, 2024. The Loan Agreement together with the Amendment, the Second Amendment, the Third Amendment and all Loan Documents are hereby collectively referred to as the “Loan Agreement”.

NOW, THEREFORE, the Parties desire to document the change of the Loan Agreement Maturity Date, and renew the Note as follows:

1.
In addition to the terms defined elsewhere in this Fourth Amendment, capitalized terms used in this Fourth Amendment shall have the same meanings ascribed to them in the Loan Agreement.
2.
The Parties agree to amend Section 2.2 of the Loan Agreement from:

“2.2 Maturity of the Loan. The Borrower shall repay the Loan in full on the fourth anniversary of the Drawdown Date (the “Maturity Date”), unless the Loan is sooner accelerated pursuant to this Agreement or any other of the Loan Document.”

to:

“2.2 Maturity of the Loan. The Borrower shall repay the Loan in full on the sixth anniversary of the Drawdown Date (the “Maturity Date”), unless the Loan is sooner accelerated pursuant to this Agreement or any other of the Loan Document.”

The new Maturity Date is January 15, 2025.

3.
Unless otherwise expressly provided herein, all other terms and conditions in the Loan Agreement shall remain in full force and effect.
4.
This Fourth Amendment shall be deemed as an integral part of the Loan Agreement but shall take precedence if there is any discrepancy between this Fourth Amendment and the Loan Agreement.
5.
This Fourth Amendment may be executed, including execution by email, in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

The Parties hereto have caused this Fourth Amendment to be executed and delivered as of the date first written above.

Exhibit 10.4

SemiLEDs Corporation

By: /s/ Christopher Lee

Name: Christopher Lee

Title: Chief Financial Officer

Trung Doan

By: /s/ Trung Doan

Name: Trung Doan

Title: Chairman of the Board